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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):    May 14, 1999
                                                          ------------------

                      Commission file number      0-21406
                                             -----------------

                               Brookstone, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                                             06-1182895
--------------------------------                          -------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                    17 Riverside Street, Nashua, NH   03062
               ------------------------------------------------
              (address of principal executive offices, zip code)

                                 603-880-9500
              --------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
              ---------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)


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                      INFORMATION INCLUDED IN THE REPORT

Item 5. Other Events
--------------------

     On May 12, 1999, Brookstone, Inc. (the "Company") issued a press release which announced that the Company has entered into an agreement to acquire certain assets of the Gardeners Eden division of Williams-Sonoma, Inc. For further information, reference is made to the press release, attached hereto as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibit
          -------

          99        Press Release dated May 12, 1999.

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                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Brookstone, Inc.
                                          ---------------
                                           (Registrant)


                                        /s/ Philip W. Roizin
                                        -------------------------
May 14, 1999                                 (Signature)

                                        Philip W. Roizin
                                        Executive Vice President Finance and
                                        Administration, Treasurer and Secretary
                                        (Principal Financial Officer and
                                        duly authorized to sign on behalf of
                                        registrant)

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